EXHIBIT 15
To the Shareholders and the Board of Directors of Morgan Stanley:
We are aware that our report dated May 3, 2021, on our review of the interim financial information of Morgan Stanley appearing in this Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, is incorporated by reference in the following Registration Statements of the Firm:

Filed on Form S-3:	Filed on Form S-8:
Registration Statement No. 33-57202	Registration Statement No. 33-63024
Registration Statement No. 33-60734	Registration Statement No. 33-63026
Registration Statement No. 33-89748	Registration Statement No. 33-78038
Registration Statement No. 33-92172	Registration Statement No. 33-79516
Registration Statement No. 333-07947	Registration Statement No. 33-82240
Registration Statement No. 333-27881	Registration Statement No. 33-82242
Registration Statement No. 333-27893	Registration Statement No. 33-82244
Registration Statement No. 333-27919	Registration Statement No. 333-04212
Registration Statement No. 333-46403	Registration Statement No. 333-28141
Registration Statement No. 333-46935	Registration Statement No. 333-28263
Registration Statement No. 333-76111	Registration Statement No. 333-62869
Registration Statement No. 333-75289	Registration Statement No. 333-78081
Registration Statement No. 333-34392	Registration Statement No. 333-95303
Registration Statement No. 333-47576	Registration Statement No. 333-55972
Registration Statement No. 333-83616	Registration Statement No. 333-85148
Registration Statement No. 333-106789	Registration Statement No. 333-85150
Registration Statement No. 333-117752	Registration Statement No. 333-108223
Registration Statement No. 333-129243	Registration Statement No. 333-142874
Registration Statement No. 333-131266	Registration Statement No. 333-146954
Registration Statement No. 333-155622	Registration Statement No. 333-159503
Registration Statement No. 333-156423	Registration Statement No. 333-159504
Registration Statement No. 333-178081	Registration Statement No. 333-159505
Registration Statement No. 333-200365	Registration Statement No. 333-168278
Registration Statement No. 333-200365-12	Registration Statement No. 333-172634
Registration Statement No. 333-221595	Registration Statement No. 333-177454
Registration Statement No. 333-221595-01	Registration Statement No. 333-183595
Registration Statement No. 333-250103	Registration Statement No. 333-188649
Registration Statement No. 333-250103-01	Registration Statement No. 333-192448
Registration Statement No. 333-253728	Registration Statement No. 333-204504
Registration Statement No. 333-211723
Filed on Form S-4:	Registration Statement No. 333-218377
Registration Statement No. 333-25003	Registration Statement No. 333-231913
Registration Statement No. 333-237743
Registration Statement No. 333-251157

/s/ Deloitte & Touche LLP
New York, New York
May 3, 2021